Exhibit 10.6

BOARD RESOLUTION

OF

QUANTUM ENERGY INC.

The undersigned, being the Directors of Quantum Energy Inc., a Nevada corporation (the “Company”), does hereby, consent to the adoption of the following resolutions:

RESOLVED, that the Board of Directors, hereby adopts and approves the Rescission and Cancellation of (i) 500,000 shares of Series A Preferred Stock of the Company issued to Stanley F. Wilson and evidenced by stock certificate #21000 and (ii) 500,000 shares of Series A Preferred Stock of the Company issued to Kandy LP and evidenced by certificate #21001.

RESOLVED, that the Board approves and stands behind the hold harmless letter issued on December 8, 2017, authorizing Pacific Stock Transfer to accept the Company instructions to rescind the shares.

RESOLVED that the Company agrees in consideration of Pacific Stock Transfer Company agreeing to accept our instruction to indemnify and save harmless Pacific Stock Transfer Company from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees, and other expenses of every nature and character by reason of your complying with these instructions.

AND FURTHER RESOLVED that the Board of Directors agrees to reserve the above amount of shares in its authorized but un-issued treasury on its books and records for a length of time to be determined at the presentation of the request; and hereby authorizes and empowers Pacific Stock Transfer to reissue shares which are the result of any demand made by a shareholder or protected purchaser with a claim to the certificate as determined by Pacific Stock Transfer in its sole discretion.

IN WITNESS WHEREOF, the undersigned Director has executed this consent as of this 8th day of December, 2017.

Jeffrey Mallmes	Andrew J. Kacic

Stanley F. Wilson	Keith Stemler

BEING ALL OF THE DIRECTORS OF THE COMANY

BOARD RESOLUTION

OF

QUANTUM ENERGY INC.

The undersigned, being the Directors of Quantum Energy Inc., a Nevada corporation (the “Company”), does hereby, consent to the adoption of the following resolutions:

RESOLVED, that the Board of Directors, hereby adopts and approves the Rescission and Cancellation of (i) 500,000 shares of Series A Preferred Stock of the Company issued to Stanley F. Wilson and evidenced by stock certificate #21000 and (ii) 500,000 shares of Series A Preferred Stock of the Company issued to Kandy LP and evidenced by certificate #21001.

RESOLVED, that the Board approves and stands behind the hold harmless letter issued on December 8, 2017, authorizing Pacific Stock Transfer to accept the Company instructions to rescind the shares.

RESOLVED that the Company agrees in consideration of Pacific Stock Transfer Company agreeing to accept our instruction to indemnify and save harmless Pacific Stock Transfer Company from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees, and other expenses of every nature and character by reason of your complying with these instructions.

AND FURTHER RESOLVED that the Board of Directors agrees to reserve the above amount of shares in its authorized but un-issued treasury on its books and records for a length of time to be determined at the presentation of the request; and hereby authorizes and empowers Pacific Stock Transfer to reissue shares which are the result of any demand made by a shareholder or protected purchaser with a claim to the certificate as determined by Pacific Stock Transfer in its sole discretion.

IN WITNESS WHEREOF, the undersigned Director has executed this consent as of this 8th day of December, 2017.

Jeffrey Mallmes	Andrew J. Kacic

Stanley F. Wilson	Keith Stemler

BEING ALL OF THE DIRECTORS OF THE COMANY

BOARD RESOLUTION

OF

QUANTUM ENERGY INC.

The undersigned, being the Directors of Quantum Energy Inc., a Nevada corporation (the “Company”), does hereby, consent to the adoption of the following resolutions:

RESOLVED, that the Board of Directors, hereby adopts and approves the Rescission and Cancellation of (i) 500,000 shares of Series A Preferred Stock of the Company issued to Stanley F. Wilson and evidenced by stock certificate #21000 and (ii) 500,000 shares of Series A Preferred Stock of the Company issued to Kandy LP and evidenced by certificate #21001.

RESOLVED, that the Board approves and stands behind the hold harmless letter issued on December 8, 2017, authorizing Pacific Stock Transfer to accept the Company instructions to rescind the shares.

RESOLVED that the Company agrees in consideration of Pacific Stock Transfer Company agreeing to accept our instruction to indemnify and save harmless Pacific Stock Transfer Company from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees, and other expenses of every nature and character by reason of your complying with these instructions.

AND FURTHER RESOLVED that the Board of Directors agrees to reserve the above amount of shares in its authorized but un-issued treasury on its books and records for a length of time to be determined at the presentation of the request; and hereby authorizes and empowers Pacific Stock Transfer to reissue shares which are the result of any demand made by a shareholder or protected purchaser with a claim to the certificate as determined by Pacific Stock Transfer in its sole discretion.

IN WITNESS WHEREOF, the undersigned Director has executed this consent as of this 8th day of December, 2017.

Jeffrey Mallmes	Andrew J. Kacic

Stanley F. Wilson	Keith Stemler

BEING ALL OF THE DIRECTORS OF THE COMANY